UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
January 15, 2008

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

151 East Columbine Avenue
Santa Ana, California 92707
(Address of Principal Executive Offices)

(714) 241-4411
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

In a press release dated January 15, 2008, Pro-Dex announced, among other things, that the Company hired a new Vice President of Engineering and signed a second major development agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01    Exhibits

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated January 15, 2008 entitled “Pro-Dex, Inc. provides updates on two key developments.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2008	PRO-DEX, INC.

	By:	/s/ Mark Murphy
Mark Murphy
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated January 15, 2008.